                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant / /
     Filed by a party other than the registrant /X/
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ONEOK INC.
                (Name of Registrant as Specified in Its Charter)

                             BOWNE OF DALLAS, INC.
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- - --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- - --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- - --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------
     (3) Filing party:

- - --------------------------------------------------------------------------------
     (4) Date filed:

- - --------------------------------------------------------------------------------

- - ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                   ONEOK INC.
                             100 WEST FIFTH STREET
                             TULSA, OKLAHOMA 74103

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 19, 1995

                                                                December 9, 1994

To the Shareholders of ONEOK Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of ONEOK Inc. will be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, Thursday, January 19, 1995, at 10 a.m. for the following purposes:

          1. To elect three directors (Class B) to serve until the Annual Meeting of Shareholders to be held January 15, 1998, or until their successors are duly elected and qualified.

          2. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1995 Fiscal Year.

          3. To transact such other business as may properly come before the meeting and at any and all adjournments thereof.

     Only shareholders of record on the stock transfer books of the Corporation at the close of business November 21, 1994, the Record Date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting and at any and all adjournments thereof.

                                             By Order of the Board of Directors,

                                                    /s/ LAVON W. NEAL

                                                 LAVON W. NEAL, Secretary
- - --------------------------------------------------------------------------------

     To assure your representation at the meeting, please sign and mail the enclosed proxy, which is being solicited on behalf of the Board of Directors of ONEOK Inc. A return envelope that requires no postage, if mailed in the United States, is enclosed for your convenience in returning your proxy. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account. All proxy forms received by you should be signed and returned promptly in order that all your shares are voted.

     If your shares are held in the name of a broker, trust, bank, or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank, or nominee confirming your beneficial ownership of the shares.

                                PROXY STATEMENT

                                   ONEOK INC.
                             100 WEST FIFTH STREET
                             TULSA, OKLAHOMA 74103

                                                                DECEMBER 9, 1994

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 19, 1995

                             PROXY AND SOLICITATION

     The accompanying proxy is solicited by the Board of Directors of ONEOK Inc. for use at the Annual Meeting of Shareholders to be held at ONEOK Plaza, 100 West Fifth Street, Tulsa, Oklahoma, on Thursday, January 19, 1995, at 10 a.m. and at any and all adjournments thereof.

     Properly executed proxies received in time for the meeting will be voted. If the enclosed proxy is executed and returned, it may be revoked by a later-dated proxy or by written notice to the Secretary of the Corporation. Shareholders attending the meeting may revoke their previously executed proxies and vote in person.

     The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by officers and regular employees of the Corporation. Morrow & Co., Inc., New York, New York, will assist in solicitation of proxies. The Corporation will pay $7,500 to Morrow & Co., Inc., for proxy solicitation services. The Corporation does not expect to pay any additional compensation for the solicitation of proxies; however, the proxy solicitor, brokers and other custodians, nominees, or fiduciaries will be reimbursed for expenses incurred in forwarding proxy material to principals and obtaining their proxies.

                                 ANNUAL REPORT

     The Corporation's 1994 Annual Report to Shareholders, including financial statements, has been sent to all shareholders of record on November 21, 1994, except for accounts on which the shareholder has filed a written request to eliminate receiving duplicate reports. In addition, the Corporation is providing brokers, dealers, banks, voting trustees, and their nominees additional copies of the Annual Report, at the Corporation's expense, so that such material may be forwarded to beneficial owners as of the Record Date of November 21, 1994. The Annual Report is not part of this Proxy Statement and is not to be used as such.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     At Record Date the Corporation had outstanding in the hands of the public 180,000 shares of Preferred Stock, Series A (4 3/4%), each share being entitled to two votes, and 26,690,004 shares of Common Stock, each share being entitled to one vote.

     Under Section 216 of the Delaware General Corporation Law and the Corporation's By-laws, a majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter shall be the act of the shareholders. Abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following are known to the Corporation to be the beneficial owners of more than five percent (5%) of any class of the Corporation's voting securities at Record Date.

                            NAME AND ADDRESS           AMOUNT AND NATURE
                             OF BENEFICIAL               OF BENEFICIAL      PERCENT
 TITLE OF CLASS                  OWNERS                    OWNERSHIP        OF CLASS
- - -----------------    ------------------------------    -----------------    --------
  Common Stock       Bank of Oklahoma                  3,901,078 Shares       14.62%
                      Trustee for Thrift Plan for      Direct
                      Employees of ONEOK Inc. and
                      Subsidiaries
                      P.O. Box 2300
                      Tulsa, OK 74192
 Preferred Stock     Sidney Paxton                     23,948 Shares          13.30%
  Series A (4 3/4%)   Box 76                           Direct
                      Oklahoma City, OK 73101
                     Bank of Oklahoma                  9,126 Shares            5.07%
                      Trustee for Thrift Plan for      Direct
                      Employees of ONEOK Inc. and
                      Subsidiaries
                      P.O. Box 2300
                      Tulsa, OK 74192

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the shares of Common Stock beneficially owned by directors and nominees for directors and by all executive officers and directors as a group as of August 31, 1994. Beneficial ownership of the stock is as shown unless otherwise footnoted.

                                                                    SHARES OWNED
                                                           -------------------------------
  TITLE OF                                                 BENEFICIAL            PERCENT
   CLASS                         NAME                      OWNERSHIP            OF CLASS
- - ------------   -----------------------------------------   ---------           -----------
Common Stock   William M. Bell..........................      1,078             Less Than
                 Director                                                      One Percent
Common Stock   Larry W. Brummett........................     17,933(1)(2)        "      "
                 Chairman of the Board, President,
                 and Chief Executive Officer -- ONEOK Inc.
Common Stock   Douglas R. Cummings......................        600              "      "
                 Director
Common Stock   William L. Ford..........................      2,509(3)           "      "
                 Director
Common Stock   J. M. Graves.............................      1,000              "      "
                 Director
Common Stock   Charles C. Ingram........................     99,176(4)           "      "
                 Chairman of the Board Emeritus
                 ONEOK Inc.
Common Stock   Stephen J. Jatras........................      1,000              "      "
                 Director
Common Stock   Elmer H. Kamphaus........................     58,289(5)           "      "
                 President -- Oklahoma Natural Gas Company
                 and ONG Transmission Company
Common Stock   Bert H. Mackie...........................        500              "      "
                 Director
Common Stock   Jerry D. Neal............................     14,250              "      "
                 Vice President, Treasurer and Chief
                 Financial Officer -- ONEOK Inc.
Common Stock   Douglas Ann Newsom, Ph.D.................        531              "      "
                 Director
Common Stock   Gary D. Parker...........................      1,850              "      "
                 Director
Common Stock   Frank W. Schemm..........................     45,291              "      "
                 Vice President -- Business Development --
                 ONEOK Inc.

                                                                         SHARES OWNED
                                                                -------------------------------
  TITLE OF                                                      BENEFICIAL            PERCENT
   CLASS                              NAME                      OWNERSHIP            OF CLASS
- - ------------        -----------------------------------------   ---------           -----------
Common Stock        J. D. Scott..............................    114,184(6)          Less Than
                      Director and Retired Chairman                                  One Percent
                      of the Board -- ONEOK Inc.
Common Stock        James E. Tyree...........................    100,078(7)           "      "
                      Director and Retired Chief Executive
                      Officer -- ONEOK Inc.
Common Stock        Bill M. Van Meter........................     22,641(8)           "      "
                      President -- Energy Companies of ONEOK
Common Stock        G. Rainey Williams, M.D..................      2,800              "      "
                      Director
Common Stock        Stanton L. Young.........................     62,300              "      "
                      Director
Directors and 6     Executive Officers as a Group...........     593,675(9)            2.22%

NOTES:

(1) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 10,817 shares for the account of Mr. Brummett; 7,116 shares of Common Stock are held by Mr. Brummett. These amounts total 17,933.

(2)  Mr. Brummett also owns 545 shares of Preferred Stock.

(3) Includes 909 shares owned by the 1979 Leslie A. Ford Trust, of which W. L. Ford is a trustee. Mr. Ford is not a beneficial owner of these shares and disclaims ownership thereof.

(4) Includes 33,800 shares owned by Mrs. C. C. Ingram. Mr. Ingram disclaims ownership of these shares. In addition to the 99,176 shares, Mr. Ingram is the donor of 876 shares of ONEOK Inc. Common Stock held for the benefit of relatives in trusts over which he has retained no control as to voting rights during the terms of these trusts.

(5) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 45,380 shares for the account of Mr. Kamphaus; 12,909 shares of Common Stock are held by Mr. Kamphaus. These amounts total 58,289. Mr. Kamphaus retired as President and Chief Operating Officer of Oklahoma Natural Gas Company and ONG Transmission Company September 1, 1994.

(6) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 62,829 shares for the account of Mr. Scott; 51,355 shares of Common Stock are held by Mr. Scott. These amounts total 114,184. Mr. Scott retired as President and Chief Executive Officer February 17, 1994, and as Chairman of the Board June 1, 1994.

(7) Includes 7,696 shares owned by Mrs. J. E. Tyree. Mr. Tyree disclaims ownership of these shares.

(8) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 3,931 shares for the account of Mr. Van Meter; 18,710 shares of Common Stock are held by Mr. Van Meter. These amounts total 22,641.

(9) Shares of Common Stock of the Corporation in the custody of the Trustee under the Thrift Plan include 208,665 shares for directors and executive officers as a group and are reported in the preceding tabulation. Nonemployee directors do not participate in the Thrift Plan.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     As of January 19, 1995, the Board of Directors will consist of 12 members, divided into Class A, Class B, and Class C with 4, 3, and 5 members, respectively. Each group is elected for a term of three years, with the term of one group expiring at each Annual Meeting. At the Annual Meeting to be held January 19, 1995, three directors (Class B) are to be elected to three-year terms expiring at the Annual Meeting to be held January 15, 1998, or until their successors are duly elected and qualified. The nominees for director are: Larry
W. Brummett, Stephen J. Jatras, and Douglas Ann Newsom. All are presently serving as directors of the Corporation.

     Should any of the nominees for the office of director become unable to accept nomination or election, it is intended that the persons named in the accompanying form of proxy will vote for the election of such other person for such office as the Board of Directors may recommend in the place of such nominee.

     The following is information regarding nominees for director and the directors whose terms of office do not expire at the January 19, 1995, Annual Meeting.

                             NOMINEES FOR DIRECTORS

                          CLASS B -- TERM ENDING 1998

LARRY W. BRUMMETT       Chairman of the Board, President, and Chief Executive Officer,
(age 44)                  ONEOK Inc. -- Tulsa, Oklahoma
Director since 1994
                        Mr. Brummett became Tulsa District Vice President of Oklahoma
                          Natural Gas Company September 1, 1986; was elected Executive
                          Vice President May 17, 1990; and served in that position until
                          January 21, 1993. He was elected Executive Vice President of
                          ONEOK Inc. January 21, 1993, and President and Chief Executive
                          Officer February 17, 1994. Mr. Brummett was elected to the additional position of Chairman of the Board effective June 1,
                          1994. He is a director of American Gas Association; Southern
                          Gas Association; Oklahoma State Chamber of Commerce;
                          Metropolitan Chamber of Commerce, Tulsa; and Bank of Oklahoma
                          Financial Corp./Bank of Oklahoma, N.A., in Tulsa. He is an
                          officer or director of numerous civic and business
                          organizations and not-for-profit associations.

STEPHEN J. JATRAS       Retired Chairman of the Board, Memorex Telex
(age 68)                  Corporation -- Tulsa, Oklahoma
Director since 1985
                        Mr. Jatras was chairman of the board and president of Memorex
                          Telex Corporation in Tulsa from 1988 to 1991. Prior to that, he was chairman of the board of The Telex Corporation for
                          seven years. He is a director of Fourth Financial Corp. in
                          Tulsa. Mr. Jatras is a trustee of Carnegie-Mellon University and The University of Tulsa, serves on the Board of Regents of
                          Tulsa Junior College, and is chairman of the board of River
                          Parks Authority, the Advisory Board of The Salvation Army, and
                          St. John Medical Center in Tulsa.

DOUGLAS ANN             Professor, Department of Journalism, Texas Christian
NEWSOM, PH.D.             University -- Fort Worth, Texas
(age 61)
Director since 1982     In addition to her teaching position, Dr. Newsom is a textbook author and public relations counselor.

                              CONTINUING DIRECTORS

                          CLASS C -- TERM ENDING 1996

DOUGLAS R.              President and Owner, Cummings Oil Company -- Oklahoma City,
CUMMINGS                  Oklahoma
(age 65)
Director since 1989     Mr. Cummings has been president of Cummings Oil Company since
                          1972. He is an officer or director of numerous civic and
                          business organizations and not-for-profit associations.

J. M. GRAVES            President and Owner, Calumet Oil Company -- Tulsa, Oklahoma
(age 68)
Director since 1989     Mr. Graves is also president and owner of Green Country Supply,
                          Inc., an oil field supply and chemical company. He is co-owner and an officer of Cal Bohannan Drilling Company and Tri-Am
                          Acid and Fracture Service, Inc. He is a director of West Star
                          Bank, Bartlesville, Oklahoma; and he serves on the boards of directors of numerous civic and business organizations and not-for-profit associations.

J. D. SCOTT             Retired Chairman of the Board, ONEOK Inc. -- Tulsa, Oklahoma
(age 63)
Director since 1979     Mr. Scott became President and Chief Executive Officer of ONEOK
                          Inc. in 1986 and Chairman of the Board in January 1987. He
                          retired from those positions February 17, 1994, and June 1,
                          1994, respectively. Mr. Scott is a director of BANK IV
                          Oklahoma, N.A., in Tulsa.

G. RAINEY               Professor of Surgery, The University of Oklahoma College of
WILLIAMS, M.D.            Medicine -- Oklahoma City, Oklahoma
(age 68)
Director since 1974     Dr. Williams has held his current position since 1974. He is a director of Boatmen's First National Bank of Oklahoma in
                          Oklahoma City.

STANTON L. YOUNG        President, The Young Companies -- Oklahoma City, Oklahoma
(age 67)
Director since 1972     Mr. Young is an individual investor with ownership of oil and gas mineral and working interests, a shopping center, and
                          warehouses. He is also owner and president of Journey House
                          Travel Service, Inc., in Oklahoma City.

                          CLASS A -- TERM ENDING 1997

WILLIAM M. BELL         Vice Chairman of the Board, Liberty Bank and Trust Company of
(age 59)                  Oklahoma City, N.A. -- Oklahoma City, Oklahoma
Director since 1981
                        Mr. Bell is also a director of Liberty Bank and Trust Company, and is chairman, president, and chief executive officer of
                          Liberty Trust Company. He is a member of the executive
                          committee of the American Bankers Association Trust Committee
                          and chairman of the Oklahoma Business Roundtable.

WILLIAM L. FORD         President, Shawnee Milling Company -- Shawnee, Oklahoma
(age 52)
Director since 1981     Mr. Ford has served as president of Shawnee Milling Company since 1979. He serves on the boards of directors of numerous civic and business organizations and not-for-profit
                          associations.

BERT H. MACKIE          President, Security National Bank -- Enid, Oklahoma
(age 52)
Director since 1989     Mr. Mackie, with Security National Bank since 1962, is currently president and a director. Mr. Mackie serves on the Board of
                          Governors of the United States Postal Service.

GARY D. PARKER          President, Moffitt, Parker & Company, Inc. -- Muskogee, Oklahoma
(age 49)
Director since 1991     Mr. Parker, a certified public accountant, is also the majority shareholder of Moffitt, Parker & Company, Inc., and has been president of the firm since 1982. He is a director of First
                          National Bank and Trust Company of Muskogee, Oklahoma, and is
                          chairman of the Board of Trustees, Muskogee Regional Medical
                          Center.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Eleven regular meetings were held by the Board of Directors during the 1994 Fiscal Year; and all of the Directors attended more than 75 percent of the total aggregate number of meetings of the Board of Directors and committees on which they served.

     J. D. Scott retired from the position of Chairman of the Board June 1, 1994. He continues to serve as a director in Class C.

     In accordance with the By-laws of the Corporation, a person may not be reelected to the Board of Directors or elected to fill a vacancy on the Board after such person's 70th birthday. James E. Tyree is not eligible to stand for reelection in 1995 due to this requirement.

     The aggregate amount of directors' fees paid during the 1994 Fiscal Year was $333,331. Officer-directors receive no additional compensation for service on the Board of Directors or its committees. All other directors receive an annual retainer of $16,000, a fee of $900 for attending each board meeting and each committee meeting, and reimbursement for expenses incurred in attending board and/or committee meetings. Nonofficer directors who chair a committee receive an additional annual retainer of $2,000.

     Charles C. Ingram, chairman of the board emeritus, retired as a full-time employee of the Corporation effective January 1, 1982, and as a director January 20, 1988. After retirement he furnished consulting services to the Corporation under a contract until January 1994. Mr. Ingram, as chairman of the board emeritus, is invited to attend all board meetings.

     Based solely on a review of the forms submitted to the Corporation during and with respect to the most recent fiscal year, it has been determined that all directors (except William M. Bell), and all officers of the Corporation who are required to so file have timely filed all forms required to be filed under
Section 16(a) of the Securities Exchange Act of 1934, as amended. Mr. Bell's August 30, 1994, purchase of 600 shares of ONEOK Inc. Common Stock was not reported to the Corporation in time to timely file the required Securities and Exchange Form 4; therefore, the filing of one report containing one transaction was made four days late.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William M. Bell, an executive officer and director of Liberty Bancorp, is a ONEOK Inc. director and a member of the Executive Compensation Committee; and David L. Kyle, who became President of Oklahoma Natural Gas Company, a ONEOK Inc. executive officer position, on September 1, 1994, is a director of Liberty Bancorp. Mr. Kyle is also a member of Liberty Bancorp's Compensation Committee.

     Larry W. Brummett served as an ex officio member of ONEOK Inc.'s Executive Compensation Committee beginning June 1, 1994, upon his election to the position of Chairman of the Board, as currently required by the Corporation's By-laws.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Liberty Bank and Trust Company of Oklahoma City, N.A., performs registrar and stock transfer services for which payments totaling $141,910 were made by ONEOK Inc. during Fiscal Year 1994. William M. Bell, vice chairman of the board of Liberty Bank and Trust Company of Oklahoma City, N.A., is a ONEOK Inc. director.

     ONEOK Resources Company participates in several joint interest operations in which Cummings Oil Company also participates. A total of $64,880 in joint interest fees was paid during Fiscal Year 1994 by ONEOK Resources Company, a wholly owned subsidiary of ONEOK Inc., to Cummings Oil Company. Douglas R. Cummings, president and owner of Cummings Oil Company, is a ONEOK Inc. director.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has standing Executive, Audit, Nominating, and Executive Compensation Committees.

EXECUTIVE COMMITTEE

     Members of the Executive Committee are: Chairman Larry W. Brummett, William
M. Bell, Douglas R. Cummings, Stephen J. Jatras, J. D. Scott, James E. Tyree, and G. Rainey Williams.

     The Committee did not meet during the 1994 Fiscal Year. The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, subject to certain statutory limitations.

AUDIT COMMITTEE

     Members of the Audit Committee are: Chairman Stephen J. Jatras, Vice Chairman William L. Ford, J. M. Graves, Bert H. Mackie, Douglas Ann Newsom, Gary
D. Parker, J. D. Scott, and Stanton L. Young. The Committee, composed entirely of outside directors, held three meetings during the last fiscal year. The Audit Committee reviews and makes recommendations to the Board of Directors concerning employment of the independent auditors, the proposed annual audit plan, the completed annual audit, and the Corporation's Conflict of Interest Program. The Committee also meets periodically with:

a. the Corporation's independent auditors to review the Corporation's accounting policies, internal controls, and other accounting and auditing matters;

b. the Corporation's internal auditor to review the Corporation's internal auditing program;

c. the Corporation's chief financial officer to review the Corporation's accounting policy, the results of the annual audit, and the Corporation's periodic financial statements; and

d. the Corporation's legal counsel to review outstanding and potential litigation, regulatory proceedings, and other significant legal matters.

NOMINATING COMMITTEE

     Members of the Nominating Committee are: Chairman Bert H. Mackie; J. M. Graves; Douglas Ann Newsom; James E. Tyree; Stanton L. Young; and Larry W. Brummett, who serves as an ex officio member of the Committee, as currently required by the By-laws of the Corporation. The Committee met once during the last fiscal year. The Nominating Committee recommends nominees to fill vacancies on the Board of Directors, establishes procedures to identify potential nominees, recommends criteria for membership on the Board of Directors, and recommends the successor chief executive officer when a vacancy occurs. The Committee will consider nominees recommended by shareholders for service on the Board of Directors. Recommendations should be sent to the Corporate Secretary at the address shown on the front of this Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

     Members of the Executive Compensation Committee are: Chairman G. Rainey Williams; William M. Bell; Douglas R. Cummings; William L. Ford; Gary D. Parker; and Larry W. Brummett who serves as an ex officio member of the Committee, as currently required by the By-laws of the Corporation. The Committee met three times during the last fiscal year. The Executive Compensation Committee reviews the compensation received by the executive officers of the Corporation and recommends to the Board of Directors the forms and amounts of executive compensation, including grants under the Stock Performance Plan. Mr. Brummett does not participate in the Committee's evaluation of his performance or the determination of his compensation.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                        -----------------------------------------------
                                       ANNUAL COMPENSATION
                             ---------------------------------------            AWARDS            PAYOUTS
                                                              OTHER     ----------------------    -------
                                                             ANNUAL     RESTRICTED                           ALL OTHER
         NAME AND                                 BONUS      COMPEN-      STOCK       OPTIONS/     LTIP       COMPEN-
    PRINCIPAL POSITION       YEAR     SALARY       (1)       SATION      AWARD(S)       SARS      PAYOUTS    SATION(2)
- - ---------------------------  ----    --------    --------    -------    ----------    --------    -------    ----------
J. D. Scott                  1994    $312,000    $      0       $0         NONE         NONE        NONE      $ 10,602
Chairman of the Board,       1993    $410,668    $333,900       $0         NONE         NONE        NONE      $ 13,704
President and CEO(3)         1992    $388,967    $      0       $0         NONE         NONE        NONE      $ 13,288

Larry W. Brummett            1994    $252,231    $      0       $0         NONE         NONE        NONE      $ 12,889
Chairman of the Board,       1993    $173,333    $ 84,150       $0         NONE         NONE        NONE      $ 10,393
President and CEO(4)         1992          --          --       --           --           --          --            --

Elmer H. Kamphaus            1994    $250,233    $      0       $0         NONE         NONE        NONE      $ 13,622
President -- Oklahoma        1993    $237,867    $153,106       $0         NONE         NONE        NONE      $ 13,593
Natural Gas Company          1992    $210,800    $      0       $0         NONE         NONE        NONE      $ 12,485

Bill M. Van Meter            1994    $258,866    $      0       $0         NONE         NONE        NONE      $ 14,136
President -- Energy          1993    $250,533    $153,106       $0         NONE         NONE        NONE      $ 13,704
Companies of ONEOK           1992    $236,533    $      0       $0         NONE         NONE        NONE      $ 13,247

Jerry D. Neal                1994    $156,500    $      0       $0         NONE         NONE        NONE      $  9,376
Vice President,              1993          --          --       --           --           --          --            --
Treasurer and CFO(5)         1992          --          --       --           --           --          --            --

Frank W. Schemm              1994    $114,166    $      0       $0         NONE         NONE        NONE      $  4,377
Vice President --            1993          --          --       --           --           --          --            --
Business Development(6)      1992          --          --       --           --           --          --            --

(1) There were no Stock Performance Plan awards granted in Fiscal Year 1994. For details of the Plan, see page 18.

(2) ONEOK Inc.'s contribution to the Thrift Plan for Employees of ONEOK Inc. and Subsidiaries.

(3) Mr. Scott retired from the position of president and chief executive officer February 17, 1994, and as chairman of the board June 1, 1994.

(4) Mr. Brummett became president and chief executive officer February 17, 1994, and chairman of the Board June 1, 1994. He was not one of the five highest-paid officers in fiscal year 1992.

(5) Mr. Neal was not one of the five highest-paid officers in fiscal years 1992 and 1993.

(6) Mr. Schemm was not one of the five highest-paid officers in fiscal years 1992 and 1993.

                 BOARD EXECUTIVE COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Executive Compensation Committee (the Committee) of the Board of Directors annually reviews the compensation program for the officers of ONEOK Inc., its divisions, and subsidiaries and establishes the forms and levels of compensation for each officer. The Executive Compensation Committee consists of five outside directors, and the chairman of the board served as an ex officio member of the Committee as currently required by ONEOK Inc.'s By-laws.

     Although corporate management may be present during Committee discussions of officers' compensation, Committee decisions with respect to the compensation of the Chairman of the Board, President, and Chief Executive Officer are reached in private sessions without the presence of any member of corporate management.

COMPENSATION PHILOSOPHY

     The "core" package, consisting of base salary and benefits, is established to allow the corporation to be competitive in hiring and retaining competent leaders who will improve shareholder value.

     The "variable" component of the compensation package is entirely at risk. It has the potential to be a significant portion of the executive's pay package because it is comprised of common stock awards that are based on the continued financial success of the corporation. The variable component is designed to motivate favorable results that will best serve the corporation's shareholders over the long term.

COMPENSATION METHODOLOGY -- BASE SALARY

     The Executive Compensation Committee reviews management compensation levels and evaluates management performance. The Committee has met at least once each year for several years with a specialist from a compensation consulting firm to identify objectives, develop the timing, and determine the costs of the annual salary structure review. The services of William M. Mercer Incorporated were utilized during Fiscal Year 1994. The subjective criteria on which individual performance is measured are problem analysis; planning; organizational ability; directing; decision making; human, capital, and material resource utilization; time management; initiation of and response to change; communications and team relations; and personal actions.

     Diversity of executive assignments requires that individual salaries be based on periodic comparison of actual pay for comparable positions in the utility industry and in the oil and gas industry as well as on individual performance, potential, and experience.

     Surveys used in the 1994 study include the American Gas Association Executive Compensation Survey, the Mercer Oil and Gas Industry Compensation Survey, and the Towers & Perrin Natural Gas Pipeline Survey. Nine of the fifteen companies that comprise the Standard & Poor's Natural Gas Distributors' Index, which is part of the Performance Graph on page 17, are included in the industry salary surveys used by the Committee. Annual salaries for ONEOK Inc.'s executives are in the medium-to-low range of the surveys utilized in the 1994 study.

     All recommendations made by the Executive Compensation Committee are submitted to the full Board of Directors for approval.

COMPENSATION METHODOLOGY -- PERFORMANCE-BASED COMPENSATION
  AWARDED UNDER THE STOCK PERFORMANCE PLAN

     The Executive Compensation Committee developed, and the Board of Directors approved, a five-year Stock Performance Plan (Plan) effective September 1, 1991 (Fiscal Year 1992), that will terminate August 31, 1996. The shareholders ratified and adopted the Plan January 16, 1992. The Plan followed a similar plan that had been in effect from September 1, 1986, through August 31, 1991.

     The Plan is administered by the Executive Compensation Committee which is authorized to make all judgments and interpretations required to execute the Plan in accordance with its stated purpose, subject to ratification by the Board of Directors.

     Participation in the Plan is restricted to officers of ONEOK Inc. and its divisions and wholly-owned subsidiaries who are recommended for Target Grants by the Executive Compensation Committee at the start of each fiscal year. Target Grants are comparable to the incentive opportunities provided by ONEOK Inc.'s peer corporations.

     The Plan is designed to encourage increased shareholder value while strengthening corporate objectives through increased stock ownership by all officers, thereby further aligning their interests with the interests of shareholders.

     The Executive Compensation Committee has the authority to recommend to the Board of Directors that no awards be made even if the earnings per share criteria of the Stock Performance Plan are met. For a description of the Plan see page 18.

     The Stock Performance Plan is based on increased corporate earnings; and because the goals were not met, there were no Stock Performance Grants awarded for Fiscal Year 1994.

COMPENSATION -- CHIEF EXECUTIVE OFFICER

     Mr. Larry W. Brummett was elected President and Chief Executive Officer effective February 17, 1994, and served in that capacity for six and one-half months in Fiscal Year 1994. He was elected to the additional office of Chairman of the Board effective June 1, 1994. ONEOK Inc.'s compensation philosophy and methodology are described on page 13 and apply to all executive positions, including the Chief Executive Officer.

     Because the corporation's 1994 increased earnings objectives were not attained, Mr. Brummett's salary was approximately 66 percent of his total possible compensation in Fiscal Year 1994, which reflects the relationship of his compensation to the corporation's performance for the fiscal year.

BASE COMPENSATION -- CHIEF EXECUTIVE OFFICER

     The Executive Compensation Committee established a base salary for Mr. Brummett during Fiscal Year 1994 through a decision process that focused on his promotion to President and Chief Executive Officer. Mr. Brummett's annual salary was increased to $305,000 effective February 17, 1994; however, because he served in the capacity of President and Chief Executive Officer for six and one-half months and as Executive Vice President for five and one-half months during Fiscal 1994, the total amount received by Mr. Brummett as salary was $252,231. When Mr. Brummett was elected Chairman of the Board, he received no salary increase.

     Mr. Brummett's current annual salary of $305,000 is in the lower range of the surveys utilized in the Committee's 1994 study. Nine of the fifteen companies that comprise the Standard & Poor's Natural Gas Distributors' Index, which is part of the Performance Graph on page 17, are included in the industry salary surveys used by the Committee.

     The Committee's salary determinations during Fiscal Year 1994 were based on guidelines that focused on competitive pay practices among competitor organizations and ONEOK Inc.'s standard promotional practices. Since Mr. Brummett was Chief Executive Officer for only a portion of Fiscal 1994, the Committee's evaluation of his performance as Chief Executive Officer will begin with the 1995 Fiscal Year. The evaluation will be based on accomplishment of the action goals set out in the 1995 Strategic Plan, as approved by the Board of Directors.

PERFORMANCE-BASED COMPENSATION IN RELATION TO THE CORPORATION'S FINANCIAL
  PERFORMANCE FOR FISCAL YEAR 1994 -- CHIEF EXECUTIVE OFFICER

     Based on the Corporation's financial performance, no performance-based compensation was granted to Mr. Brummett during Fiscal Year 1994. If the Corporation had met its financial objectives, Mr. Brummett would have received a Stock Performance Award with a value equal to approximately 50 percent of his actual base salary. The goals that were not met are included in the description of the Stock Performance Plan on page 18.

FEDERAL INCOME TAX LIABILITY

     ONEOK Inc. has not yet adopted a policy regarding the recently enacted Internal Revenue Code Section 162(m) regarding a $1 million annual limitation of a federal income deduction by the Corporation for compensation paid to any executive officer. This limitation did not apply to ONEOK Inc. during Fiscal Year 1994; however, the new Internal Revenue Code requirement is being evaluated and the proposed tax regulations are being closely monitored.

CONCLUSION

     The Executive Compensation Committee acts on behalf of the Board of Directors and, by extension, the shareholders in overseeing and continuously reassessing executive compensation. The Committee believes the methods currently in place meet the requirements of aligning the executives' interests with those of the shareholders while creating an adequate package of total compensation and also providing downside risk to compensation when financial performance falls short of the high standards reflected in the stated goals.

                          Respectfully submitted,

        G. Rainey Williams, Chairman           William L. Ford
        William M. Bell                        Gary D. Parker
        Douglas R. Cummings                    Larry W. Brummett, Ex Officio

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                      AMONG ONEOK INC., S&P 500 INDEX AND
                       S&P NATURAL GAS DISTRIBUTORS INDEX



                                   (GRAPH)




      MEASUREMENT PERIOD                                               S&P NATURAL
    (FISCAL YEAR COVERED)          ONEOK INC.      S&P 500 INDEX    GAS DISTRIBUTORS
- - -----------------------------    -------------   ----------------   ----------------
1989                                    100.00          100.00          100.00
1990                                     91.43           95.01           97.27
1991                                    103.35          120.58           90.07
1992                                    134.37          130.13           95.95
1993                                    179.09          149.93          127.07
1994                                    158.96          158.13          113.88

The information provided under the foregoing sections entitled "Board Executive Compensation Committee Report on Executive Compensation" and "Performance Graph" shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and unless specific reference is made to such sections in a filing, the information shall not be incorporated by reference into any such filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. Additionally, the stock performance as shown on the Performance Graph shall not be interpreted as a prediction of future stock performance.

                           THE STOCK PERFORMANCE PLAN

     The Executive Compensation Committee implemented, and the Board of Directors approved, a five-year Stock Performance Plan (Plan) effective September 1, 1991, that will terminate August 31, 1996. The current Plan followed a similar Plan that had been in effect from September 1, 1986, through August 31, 1991. The Stock Performance Plan is administered by the Executive Compensation Committee of the ONEOK Inc. Board of Directors. This committee is authorized to make all judgments and interpretations required to execute the Plan in accordance with its stated purpose, subject to ratification by the Board of Directors. Participation in the Plan is restricted to officers of ONEOK Inc. and its divisions and wholly owned subsidiaries who are recommended for Target Grants by the Executive Compensation Committee at the start of each fiscal year. The Plan is designed to encourage increased shareholder value while strengthening corporate objectives through increased stock ownership by all officers. A Target Grant is a tentative dollar amount of additional compensation which could be paid to an eligible officer who has been selected for participation during the fiscal year. Based on the percent of increase in ONEOK Inc.'s after-tax earnings per share during each current fiscal year, the Target Grants are multiplied by applicable factors to determine the amounts of the actual Grants. Target Grants become actual Grants of additional compensation only if two tests are met: (1) there is an increase of at least 4 percent in ONEOK Inc.'s after-tax earnings per share over the preceding fiscal year's earnings per share and (2) the current year's earnings per share must equal or exceed $1.33, as provided in the current Plan. For increases in earnings per share between 4 percent and 12 percent, the individual Grants range proportionately from 50 percent to 125 percent of the individual Target Grant. The Grants are not increased for earnings increases over 12 percent. The payments of individual Grants are normally made in a combination of full shares of stock and cash. Stock distribution and cash payments are made on a date set in accordance with the terms of the Plan.

     The Executive Compensation Committee has the discretion to decline recommendations of awards under the Plan whether or not the earnings per share criteria are met.

     The following Target Grants for the indicated officers were established by the Board of Directors August 19, 1993, for Fiscal Year 1994. No grants were awarded for Fiscal Year 1994.

           NAME OF
        INDIVIDUAL OR                                                             TARGET
       NUMBER IN GROUP                    CAPACITIES IN WHICH SERVED              GRANT
- - ------------------------------  -----------------------------------------------  --------
J. D. Scott...................  Chairman of the Board, President, and Chief      $277,130
                                  Executive Officer, ONEOK Inc.
J. R. Mosteller...............  Executive Vice President                          166,020
Larry W. Brummett.............  Executive Vice President                          127,105
Elmer H. Kamphaus.............  President -- Oklahoma Natural Gas                 127,105
                                  Company
Bill M. Van Meter.............  President -- Energy Companies of ONEOK            127,105
All Executive Officers
  7 as a Group................                                                   $955,635
All Other Officers
  18 as a Group...............                                                   $786,830

     The following table summarizes the actual Grants made under the Plan for Fiscal Year 1994.

           NAME OF
        INDIVIDUAL OR                                                               TARGET
       NUMBER IN GROUP                      CAPACITIES IN WHICH SERVED              GRANT
- - ------------------------------  --------------------------------------------------  ------
J. D. Scott...................  Chairman of the Board, President,                     $0
                                  and Chief Executive Officer, ONEOK Inc.

J. R. Mosteller...............  Executive Vice President                               0

Larry W. Brummett.............  Executive Vice President                               0

Elmer H. Kamphaus.............  President -- Oklahoma Natural Gas                      0
                                  Company

Bill M. Van Meter.............  President -- Energy Companies of ONEOK                 0

All Executive Officers
  7 as a Group................                                                        $0

All Other Officers
  18 as a Group...............                                                        $0

     The following Target Grants for the indicated executives were established by the Board of Directors August 18, 1994, for Fiscal Year 1995.

           NAME OF
        INDIVIDUAL OR                                                             TARGET
       NUMBER IN GROUP                    CAPACITIES IN WHICH SERVED              GRANT
- - ------------------------------  -----------------------------------------------  --------
Larry W. Brummett.............  Chairman of the Board, President,                $286,370
                                and Chief Executive Officer, ONEOK Inc.

David L. Kyle.................  President -- Oklahoma Natural Gas Company         131,340

Bill M. Van Meter.............  President -- Energy Companies of ONEOK            131,340

Jerry D. Neal.................  Vice President, Treasurer, and Chief               97,850
                                Financial Officer

Frank W. Schemm...............  Vice President -- Business Development             52,440

All Executive Officers
  6 as a Group................                                                   $737,035

All Other Officers
  15 as a Group...............                                                   $627,070

                                 PENSION PLANS

PENSION PLAN TABLE

                           ESTIMATED ANNUAL BENEFITS
                UNDER FINAL-AVERAGE EARNINGS (1) (2) (3) (4) (5)

                                                       YEARS OF SERVICE
                                 -------------------------------------------------------------
        REMUNERATION                15           20           25           30           35
- - -----------------------------    ---------    ---------    ---------    ---------    ---------
$125,000.....................    $  45,052    $  54,600    $  64,149    $  73,697    $  83,245
 150,000.....................       54,427       66,006       77,586       89,166      100,745
 175,000.....................       63,802       77,413       91,024      104,634      118,245
 200,000.....................       73,177       88,819      104,461      120,103      135,745
 225,000.....................       82,552      100,225      117,899      135,572      153,245
 250,000.....................       91,927      111,631      131,336      151,041      170,745
 300,000.....................      110,677      134,444      158,211      181,978      205,745
 400,000.....................      148,177      180,069      211,961      243,853      275,745
 450,000.....................      166,927      202,881      238,836      274,791      310,745
 500,000.....................      185,677      225,694      265,711      305,728      345,745

(1) For purposes of the above table, the annual Social Security Covered Compensation benefit ($24,312) was used in the excess benefit calculation.

(2) For persons who retired through 1994, the Internal Revenue Code limits annual payments from the Retirement Plan to $118,800, with lesser amounts under certain circumstances. Such limits are now adjusted for changes in the cost of living. For employees eligible under the Supplemental Executive Retirement Plan, the remaining amounts of annual benefit payments will be paid pursuant to that Plan.

(3) For plan years beginning after December 31, 1993, as a result of the Omnibus Budget Reconciliation Act of 1993, the annual compensation of each employee which is to be taken into account under the Retirement Plan cannot exceed $150,000 (adjusted for increases in the cost of living).

(4) These amounts are estimates only and would be subject to adjustment based on rules and regulations applicable to the method of distribution and survivor benefit options selected by the retiree. Retirement benefits would be actuarially reduced for retirement prior to age 65.

(5) The compensation covered by the Retirement Plan benefit formula is the basic salary paid to an employee within the employee's final average earnings. The final average earnings means the employee's highest earnings during any sixty consecutive months during the entire period of employment. For any employee named or shown in the Summary Compensation Table who retires with vested benefits under the Plan, the compensation shown as "salary" in the Summary Compensation Table could be considered covered compensation in determining benefits, except that the Plan benefit formula takes into account only a fixed percentage of final average earnings which is uniformly applied to all employees. The amount of covered compensation that may be considered in calculating retirement benefits is also subject to limitations in the Internal Revenue Code applicable to the Plan.

     The RETIREMENT PLAN FOR EMPLOYEES OF ONEOK INC. AND SUBSIDIARIES (PLAN) is a tax-qualified, defined-benefit pension plan under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974. In Plan years prior to 1989, benefits became vested and nonforfeitable after completion of ten years of continuous employment; and in Plan years after 1988, benefits become vested and nonforfeitable after completion of five years of continuous employment. A vested participant receives the retirement benefit upon attaining retirement age under the Retirement Plan notwithstanding an earlier separation from service. Annuities (joint and survivor for married participants unless they otherwise elect) are calculated at retirement date based on credited service, limited to a maximum of 35 years, and final average earnings; and monthly payments are paid from the portion of the fund held by an insurance company. At August 31, 1994, the executive officers named in the Summary Compensation Table had the following credited service under the Plan, respectively: Larry W. Brummett, 19 years and 2 months; Elmer H. Kamphaus, 35 years; Bill M. Van Meter, 8 years and 7 months; Jerry D. Neal, 31 years and 9 months; and Frank W. Schemm, 33 years and 2 months.

     The maximum annual benefits for employees in higher salary classifications retiring at age 65 with the specified years of service are as shown in the table on page 20. There are a number of options available to a retiring employee such as the method of distribution and survivor benefit options, which, when selected by the retiree, could result in reduced monthly pension payments. Retirement benefits also would be actuarially reduced for retirement prior to age 65.

     The SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP) covers elected officers of the Corporation, appointed officers of the Corporation, and such other employees who are highly compensated employees in the management of the Corporation who are selected for participation by the Executive Compensation Committee and approved by the Board of Directors and who are also eligible to receive limited benefits from the Retirement Plan for employees of ONEOK Inc. and Subsidiaries. An administrative committee interprets and administers the SERP. The benefit payable to an employee under the SERP is equal to the benefit which would be payable to the employee under the Retirement Plan for Employees of ONEOK Inc. and Subsidiaries if the limitations prescribed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, were not applicable, less the benefit payable under the Retirement Plan with such limitations. Benefits under the SERP are paid coincidentally with the payment of benefits under the Retirement Plan or as the administrative committee may determine. These benefits are unfunded and are payable from the general assets of the Corporation. The Board of Directors may amend or terminate the SERP at any time; however, benefits accrued prior to termination of the SERP will not be affected.

                         TERMINATION OF EMPLOYMENT AND
                         CHANGE OF CONTROL ARRANGEMENTS

     On January 19, 1984, the Board of Directors adopted a Severance Pay Policy (Policy) for all employees including officers of the Corporation, its divisions, and subsidiaries; and authorized Termination Agreements to be entered into with officers of the Corporation, its divisions, and subsidiaries.

     If within two years of any change of control, employment is terminated either involuntarily or voluntarily following a material adverse change in compensation, responsibility, and/or working conditions, under the Policy the affected employee will receive severance pay equal to eight weeks' pay for each full year of service. Change of control occurs when a person or group acquires beneficial ownership of twenty percent (20%) or more of the voting power of the Corporation; or if after a transaction -- including a cash tender or exchange offer, merger or other business combination, sale of assets, contested election, or any combination thereof -- the directors, prior to such transaction, cease to constitute a majority of the Board of Directors of the Corporation or its successor. The Policy applies to a change in control that might have occurred within three years of its adoption January 20, 1984, and automatically extends from year to year or until terminated by the Board at the end of any annual period thereafter (Covered Period).

     Termination Agreements have been entered into with the officers of the Corporation, its divisions, and subsidiaries. Upon change of control during the Covered Period and termination of employment of an officer within three years after such change of control, but prior to the officer's 65th birthday, the officer would receive a lump-sum termination payment. The payment would equal three times the respective officer's annual salary and bonus, if any, plus the retirement and other employee benefits to which the officer would have been entitled during the next three years had the officer's employment not been terminated. No termination payment is required if the termination is due to the officer's death, total or permanent disability, resignation without consent of the Board of Directors, or other than for good reasons as defined in the Termination Agreement.

     Assuming a change of control and termination of their employment on August 31, 1994, the Executive Officers named in the Summary Compensation Table, All Current Executive Officers as a Group, and All Other Current Officers as a Group would have been entitled to receive the following payments under the Policy and their Termination Agreements, respectively: Larry W. Brummett, $776,115 and $920,495; Elmer H. Kamphaus, $1,347,442 and $910,301; Bill M. Van Meter,
$358,440 and $936,203; Jerry D. Neal, $770,481 and $579,487; and Frank W.
Schemm, $597,196 and $425,997. All Current Executive Officers as a Group, $7,496,242 and $5,970,206; and All Other Current Officers as a Group, $9,271,551 and $7,789,720.

                                 PROPOSAL NO. 2

              RATIFICATION AND APPROVAL OF APPOINTMENT OF AUDITOR

     The Board of Directors, based on the recommendation of the Audit Committee, appointed the firm of KPMG Peat Marwick LLP independent auditor to examine the books of account and other records of the Corporation and its consolidated subsidiaries for the 1995 Fiscal Year. The Board of Directors is asking the shareholders to ratify and approve this action. KPMG Peat Marwick LLP has been the Corporation's independent auditor since 1951, and the audit engagement partner is normally rotated every five years. Representatives of the firm will be present at the meeting and will be afforded the opportunity, if they so desire, to make a statement and respond to appropriate questions that may come before the meeting.

     Although such ratification is not required by law, the Board of Directors believes that shareholders should be given the opportunity to express their views on the subject. The Board has asked for such ratification since 1983. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of KPMG Peat Marwick LLP as the Corporation's independent auditor would be considered by the Board in determining whether or not to continue with the services of KPMG Peat Marwick LLP.

                       AVAILABILITY OF ANNUAL REPORT 10-K

     The Corporation will provide to each shareholder of record on November 21, 1994, without charge and upon written request of such person, a copy of the Corporation's Form 10-K including financial statements, schedules, and exhibits required to be filed with the Securities and Exchange Commission for 1994, the Corporation's most recent fiscal year. All requests for copies should be sent to the attention of the Vice President, Treasurer, and Chief Financial Officer, ONEOK Inc., Post Office Box 871, Tulsa, Oklahoma 74102-0871. Each request must set forth in good faith representation that as of November 21, 1994, the person making the request was a beneficial owner of the Corporation's Common or Preferred Stock.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the Annual Meeting to be held January 18, 1996, must be received by the Corporation on or before August 12, 1995, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The management of the Corporation knows of no other matters that are likely to be brought before the meeting.

Tulsa, Oklahoma
December 9, 1994

                                ONEOK Inc.                            PREFERRED

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 19, 1995

     The undersigned hereby appoints Larry W. Brummett and Lavon W. Neal, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK Inc. at the Annual Meeting of Shareholders to be held January 19, 1995, and at any and all adjournments thereof, upon the matter of the election of directors, the proposal referred to in Item 2 of this Proxy, and any other business that may properly come before the meeting.

     Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED TO ELECT THE DIRECTORS AS PROPOSED AND FOR THE PROPOSAL REFERRED TO IN ITEM 2 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof.

MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

     NO. 1. Election of Three (Class B) Directors
            Nominees: Larry W. Brummett, Stephen J. Jatras, and Douglas Ann
                      Newsom

                 / / For all nominees listed.
                / / To withhold authority to vote for all nominees listed. (To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________________________
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

                               ONEOK Inc.                           PREFERRED

NO. 2. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1995 Fiscal Year.

           / / For              / / Against              / / Abstain

                                     Please sign this proxy exactly as your
                                     name appears hereon, including the title
                                     "Executor," "Trustee," etc., if the same is indicated. If joint account, each joint owner should sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof.

                                     Dated: ____________________________________
                                     ___________________________________________
                                     ___________________________________________
                                               Signature(s) of Shareholders
                                     Please date and sign this proxy and return it in the enclosed envelope.

                                ONEOK Inc.                               COMMON

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
              ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 19, 1995

     The undersigned hereby appoints Larry W. Brummett and Lavon W. Neal, or either of them, with the power of substitution in each, proxies to vote all stock of the undersigned in ONEOK Inc. at the Annual Meeting of Shareholders to be held January 19, 1995, and at any and all adjournments thereof, upon the matter of the election of directors, the proposal referred to in Item 2 of this Proxy, and any other business that may properly come before the meeting.

     Shares will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED TO ELECT THE DIRECTORS AS PROPOSED AND FOR THE PROPOSAL REFERRED TO IN ITEM 2 OF THIS PROXY. The proxies or substitutes may vote accordingly in their discretion upon any other business that may properly come before this Annual Meeting or any adjournment thereof.

MANAGEMENT RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

     NO. 1. Election of Three (Class B) Directors
            Nominees: Larry W. Brummett, Stephen J. Jatras, and Douglas Ann
                      Newsom

                 / / For all nominees listed.
                / / To withhold authority to vote for all nominees listed. (To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________________________
                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

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                               ONEOK Inc.                             COMMON

NO. 2. To ratify and approve the appointment of KPMG Peat Marwick LLP as independent auditor of the Corporation for the 1995 Fiscal Year.

           / / For              / / Against              / / Abstain

                                     Please sign this proxy exactly as your
                                     name appears hereon, including the title
                                     "Executor," "Trustee," etc., if the same is indicated. If joint account, each joint owner should sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof.

                                     Dated: ____________________________________
                                     ___________________________________________
                                     ___________________________________________
                                               Signature(s) of Shareholders
                                     Please date and sign this proxy and return it in the enclosed envelope.